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                                                                    Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Health Management Systems, Inc. for the quarter ended June 30, 2002, I, William F. Miller III, Chairman and Chief Executive Officer of Health Management Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                                    (1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                    (2) the information contained in such
                                    Quarterly Report on Form 10-Q for the
                                    quarter ended June 30, 2002, fairly
                                    presents, in all material respects, the
                                    financial condition and results of
                                    operations of Health Management Systems,
                                    Inc.


                                   BY:     /S/ WILLIAM F. MILLER III
                                           -------------------------
                                           William F. Miller III
                                           Chairman and Chief Executive Officer
                                           (Principal Executive Officer)

AUGUST 14, 2002


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